VOYA MUTUAL FUNDS
Voya Global Diversified Payment Fund
(the "Fund")
Supplement dated January 12, 2024
to the Fund's Class A, Class C, Class I, Class R, Class R6, and Class W Shares' Prospectus, dated
February 28, 2023, as supplemented
(the "Prospectus")
The Fund combines a managed payment policy with a diversified investment portfolio of Voya mutual funds invested in global equity, fixed-income, and real estate securities.
1.The fifth sentence in the third paragraph in the sub-section of the Prospectus entitled "Principal Investment Strategies" in the Fund's Summary Section is hereby deleted and replaced with the following:
During calendar year 2024, the Fund will make a level monthly payment of $0.038 per share for Class A shares, $0.034 per share for Class C shares, $0.040 per share for Class I shares, $0.036 per share for Class R shares, $0.040 per share for Class R6 shares, and $0.040 per share for Class W shares for 2024 based on Annual Payment Rates of 6.50% for Class A shares, 5.60% for Class C shares, 6.81% for Class I shares, 6.15% for Class R shares, 6.81% for Class R6 shares, and 6.75% for Class W shares.
2.The fourth sentence of the first paragraph of the sub-section of the Prospectus entitled "More Information about the Fund – Additional Information About Principal Investment Strategies – An Introduction to the Fund's Managed Payment Policy" is hereby deleted and replaced with the following:
For calendar year 2024, the Fund will make a level monthly payment of $0.038 per share for Class A shares, $0.034 per share for Class C shares, $0.040 per share for Class I shares, $0.036 per share for Class R shares, $0.040 per share for Class R6 shares, and $0.040 per share for Class W shares.
3.The fourth and fifth sentences of the second paragraph of the sub-section of the Prospectus entitled "More Information about the Fund – Additional Information About Principal Investment Strategies – An Introduction to the Fund's Managed Payment Policy" are hereby deleted and replaced with the following:
The level monthly payment amount for calendar year 2024 will be the product of: (i) the Annual Payment Rate of 6.50% for Class A shares, 5.60% for Class C shares, 6.81% for Class I shares, 6.15% for Class R shares, 6.81% for Class R6 shares and 6.75% for Class W shares, divided by 12; and (ii) the average month end per share value of a reference account holding shares of the Fund (plus shares received with respect to re-investment of any special distributions of income or capital gains) over the previous three calendar years (or if shorter, since inception) ("Trailing Average Account Value"). On this basis, investors holding 10,000 shares would generate a monthly payment of $380 from holdings in Class A shares, $340 from holdings in Class C shares, $400 from holdings in Class I shares, $360 from holdings in Class R shares, $400 from holdings in Class R6 shares, and $400 from holdings in Class W shares of the Fund during 2024.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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